United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

May 25, 2016

Date of Report

BEAR LAKE RECREATION, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-49671	87-0620495
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

 (Address of Principal Executive Offices)

(801) 278-9424

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAME REFERENCES

In this Current Report, references to “Bear Lake,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Bear Lake Recreation, Inc.,” the Registrant, which is a Nevada corporation.

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 4.01

Changes in Registrant’s Certifying Accountant

On May 25, 2016, Bear Lake Recreation, Inc. (the “Company”) notified its independent registered public accounting firm, Mantyla McReynolds, LLC (“Mantyla McReynolds”), that the Company had decided to change auditors and was therefore dismissing Mantyla McReynolds, effective immediately.  The Company’s decision was approved by its Board of Directors; on that same date, and concurrent with Mantyla McReynolds’s dismissal, the Board of Directors appointed Heaton & Company, PLLC (“Heaton”) as the Company’s new independent registered public accounting firm.

During the fiscal years ended June 30, 2015, and 2014, and through May 24, 2016, neither the Company nor anyone acting on its behalf consulted Heaton regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; and neither a written report nor oral advice was provided to the Company that Heaton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Mantyla McReynolds regarding the Company’s financial statements for the fiscal years ended June 30, 2015, and 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2015, and 2014, and through May 25, 2016, the Company did not (i) have any disagreements (as defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, would have caused it to make reference thereto in connection with its reports; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Mantyla McReynolds with a copy of this disclosure on May 25, 2016 and requested that Mantyla McReynolds furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of Mantyla McReynolds’s letter, dated May 24, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)

Exhibits.

Exhibit No.

Exhibit Description

16.1

Letter from Mantyla McReynolds to the SEC dated May 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR LAKE RECREATION, INC.

Date:	May 25, 2016	By:	/s/Wayne Bassham
Wayne Bassham, Principal Executive Officer